EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                     AZL FIRST TRUST TARGET DOUBLE PLAY FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL First Trust Target Double Play Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL S&P 500 Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL S&P 500 Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.

VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                           AZL TARGETPLUS EQUITY FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL TargetPLUS Equity Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL S&P 500 Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            AZL BLACKROCK GROWTH FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL BlackRock Growth Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                          AZL COLUMBIA TECHNOLOGY FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Columbia Technology Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                       AZL JPMORGAN LARGE CAP EQUITY FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                           AZL OPPENHEIMER GLOBAL FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Oppenheimer Global Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                    AZL OPPENHEIMER INTERNATIONAL GROWTH FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Oppenheimer International Growth Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL AIM International Equity Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                           AZL NACM INTERNATIONAL FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL NACM International Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL International Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                    AZL SCHRODER INTERNATIONAL SMALL CAP FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Schroder International Small Cap Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL International Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                          AZL TARGETPLUS BALANCED FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL TargetPLUS Balanced Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                           AZL TARGETPLUS GROWTH FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL TargetPLUS Growth Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

                                            YOUR VOTE IS IMPORTANT!

                                            AND NOW YOU CAN VOTE ON THE PHONE OR
                                            THE INTERNET.

                                            IT SAVES MONEY! TELEPHONE AND
                                            INTERNET VOTING SAVES POSTAGE COSTS.
                                            SAVINGS WHICH CAN HELP MINIMIZE FUND
                                            EXPENSES.

                                            IT SAVES TIME!  TELEPHONE AND
                                            INTERNET VOTING IS INSTANTANEOUS -
                                            24 HOURS A DAY.

                                            IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-235-4258 OR
                                            GO TO WEBSITE: WWW.PROXY-DIRECT.COM

                                            3. ENTER THE 14-DIGIT NUMBER LOCATED
                                            IN THE SHADED BOX FROM YOUR VOTING
                                            INSTRUCTION CARD.

                                            4. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            5. DO NOT MAIL YOUR VOTING
                                            INSTRUCTION CARD WHEN YOU VOTE BY
                                            PHONE OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION                                            VOTING INSTRUCTION
                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                          AZL TARGETPLUS MODERATE FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL TargetPLUS Moderate Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on October 21, 2009, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of
Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE:  1-866-235-4258
                                     999 99999 999 999

                                     NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS
                                     AND SIGN YOUR NAME IN THE EXACT FORM AS IT
                                     APPEARS HEREIN AND RETURN IT PROMPTLY IN
                                     THE ENCLOSED ENVELOPE.  IF YOU SIGN AS
                                     "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL
                                     TITLE AS SUCH.
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Signature
                                     ___________________________________________
                                     Date                        ALZ19397_091108

 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT












                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
 FOR               AGAINST           ABSTAIN

EXAMPLE:
____               ______             ______

1. To approve the Agreement and Plan of Reorganization (the "Plan") between the Acquired Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the Acquiring Fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.



                                ALZ19397_091108

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT












                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. [FOR USE WITH BALANCED AND MODERATE INDEX FUNDS]

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
 FOR               AGAINST           ABSTAIN

EXAMPLE:
____               ______             ______

1. To approve the Agreement and Plan of Reorganization (the "Plan") between the Acquired Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the Acquiring Fund, which is a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.


                                ALZ19397_091108